FENIMORE ASSET MANAGEMENT TRUST
                                  (THE "TRUST")
                             111 NORTH GRAND STREET
                           COBLESKILL, NEW YORK 12043


                                                                January __, 2002


Dear Shareholder:

         Please find enclosed proxy information for a special meeting of investors in the FAM Value Fund and the FAM Equity-Income Fund to be held on March ___, 2002. The purpose of the meeting is to ask shareholders to consider the following three proposals:

     (1)  the election of the seven current Trustees of the Trust;
     (2) changes to certain of the Trust's fundamental investment restrictions; and
     (3) the approval of PricewaterhouseCoopers LLP as the independent public accountants for the Trust.

           The changes to the Trust's investment policies that you are being asked to approve will update them consistent with the current business environment. Our goal is to modernize our investment policies and provide the Funds' management with all the flexibility allowed by current regulations. We join many other mutual fund groups that have implemented similar updates in recent years. We want to assure you that these amendments will in no way indicate a departure from the disciplined and conservative approach to investing long held by Funds' management. Our investment decisions will always be guided by the prudent choices dictated by our value investment methodology.

         All of the proposals submitted to you have been unanimously approved by the Board of Trustees of FAM Funds.

         YOUR VOTE IS IMPORTANT. PLEASE REVIEW THIS PROXY STATEMENT AND SIGN AND RETURN EACH PROXY CARD YOU HAVE RECEIVED TODAY. IF YOU HAVE QUESTIONS REGARDING ANY OF THE PROPOSALS OR NEED ASSISTANCE IN COMPLETING YOUR PROXY CARD, PLEASE CONTACT US AT (800) 932-3271.

Sincerely,


Thomas O. Putnam
President and Chairman of the Board

                         FENIMORE ASSET MANAGEMENT TRUST
                                 FAM VALUE FUND

                             FAM EQUITY INCOME FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS



         To the Shareholders of Fenimore Asset Management Trust:

         Notice is hereby given that a Special Meeting of Shareholders of the Fenimore Asset Management Trust (the "Trust"), will be held on March ___, 2002, at 2:00 P.M. Eastern Time (the "Meeting"), in the offices of the Trust at 111 North Grand Street, Cobleskill, New York, 12043, for the purpose of considering and acting on the following matters:

     1.   To elect seven Trustees of the Trust;

     2. To approve the elimination or amendment of certain of the Trust's fundamental investment restrictions in order for the Trust to modernize its investment restrictions and increase its investment flexibility;

     3. To ratify the selection of PricewaterhouseCoopers LLP as the independent public accountants for the Trust's fiscal year ending December 31, 2002; and

     4. To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

         The close of business on January __, 2002, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting.

                                                       By Order of the Trustees



                                                      JOSEPH A. BUCCI,
                                                      Secretary
January __, 2002

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT


In order to avoid the additional expense of a second solicitation, we urge you to complete, sign and return promptly the enclosed Proxy. The enclosed addressed envelope requires no postage and is intended for your convenience.
--------------------------------------------------------------------------------

                         Fenimore Asset Management Trust

                             111 North Grand Street
                           Cobleskill, New York 12043


                                 PROXY STATEMENT


                      FOR A SPECIAL MEETING OF SHAREHOLDERS


                                  INTRODUCTION


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Trustees of Fenimore Asset Management Trust, a Massachusetts business trust (the "Trust") comprised of two series, FAM Value Fund and FAM Equity Income Fund (each a "Fund"), to be used in connection with a Special Meeting of Shareholders of the Trust to be held on March ___, 2002. All persons who are shareholders of one or both of the Funds as of January __, 2002 (the "Record Date"), will be entitled to notice of and to vote at the Meeting. The Trust knows of no other business to be voted upon at the Meeting other than those proposals set forth in the accompanying Notice of Special Meeting of Shareholders and described in this Proxy Statement. The mailing address of the principal executive offices of the Trust is: 111 North Grand Street, Cobleskill, New York, 12043. The approximate date on which this Proxy Statement and form of proxy are first sent to shareholders of the Trust is __________, 2002.

         Only shareholders of record of the Trust at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If no instructions are given, the proxies will be voted in favor of the proposals. To revoke a proxy, the shareholder giving such proxy must either submit to the Trust a subsequently dated proxy, deliver to the Trust a written notice of revocation or otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

         The presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Trust shall constitute a quorum at the Meeting, permitting action to be taken. In the event that sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies required to be voted against the proposal.

         The Trust will furnish, without charge, a copy of the Trust's most recent annual report to shareholders upon request, which may be made either by writing to the Trust at the address above or by calling toll-free (800) 932-3271. The annual report will be mailed to you by first-class mail within three business days of your request.


                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

         You are being asked to use the enclosed proxy to vote in favor of the election of each of the following nominees as a Trustee to hold office until the next meeting of Shareholders at which Trustees are elected and until his or her successor is elected and qualified. Each of the nominees presently is a Trustee of the Trust. Pursuant to Rule 14a-4(d) under the Securities Exchange Act of 1934, each nominee has consented to be named in the Proxy Statement and to serve if elected. It is not expected that any of the nominees will decline or become unavailable for election, but in case this should happen, the discretionary power given in the proxy may be used to vote for a substitute nominee or nominees.

       NAME, AGE AND POSITION      YEAR OF ELECTION OR      PRINCIPAL OCCUPATION DURING
       WITH THE TRUST                  APPOINTMENT              THE PAST FIVE YEARS
       ---------------------------------------------------------------------------------
       Thomas O. Putnam*                  1986             Chairman, Treasurer,
       Age:  57                                            Fenimore Asset Management,
       Chairman of the Board and                           Inc., Cobleskill, New York
       President

       Joseph J. Bulmer                                    Retired President, Hudson
       Age:  72                           1996             Valley Community College,
       Trustee                                             Troy, New York

       Fred "Chico" Lager                                  Consultant to emerging small
       Age:  47                                            businesses and former
       Trustee                            1996             President and Chief
                                                           Executive Officer, Ben &
                                                           Jerry's Homemade, Inc.




                                      -3-

       C. Richard Pogue                                    Retired Executive Vice
       Age: 65                                             President, Investment
       Trustee                                             Company Institute, trade
                                          2000             association for the
                                                           investment company industry,
                                                           Washington, D.C.

       David A. Hughey                                     Retired Executive Vice
       Age: 70                                             President and Chief
       Trustee                                             Administrative Office,
                                          2000             Morgan Stanley
                                                           Investment Advisors, Inc.,
                                                           New York, New York; Former
                                                           Director of The Piper Funds

       Joseph A. Bucci*                                    Controller, Fenimore Asset
       Age: 48                            2000             Management, Inc.,
       Secretary, Treasurer and                            Cobleskill, NY
       Trustee

       James H. Muller                                     Retired Partner, McGladrey
       Age: 71                                             and Pullen LLP, Franklin
       Trustee                            2001             Lakes, NJ

--------------------
* Mr. Putnam and Mr. Bucci, by virtue of their employment with Fenimore Asset Management, Inc., the Trust's investment adviser, are each considered an "interested person" of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").


         Trustees receiving a plurality vote shall be elected.

         During the fiscal year ended December 31, 2001, the Trustees held four meetings. All incumbent Trustees of the Trust attended at least 75% of the meetings. The Trustees have established an audit committee and a nominating and corporate governance committee, each of which met during the fiscal year. The audit committee, which is composed of at least three of the Trust's Trustees who are not interested persons of the Trust ("Independent Trustees"), is currently composed of Messrs. Bulmer, Lager, Pogue, Hughey, and Muller. During 2001, the audit committee met once. The audit committee (i) recommends to the Board of Trustees the selection of an independent public accounting firm; (ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the annual audit with the independent auditors; (iv) reviews the annual financial statements of the Funds, and (v) reviews the adequacy and effectiveness of internal controls and procedures.

         The nominating and corporate governance committee (i) recommends nominees to the full Board for election to the Board of Trustees; (ii) evaluates each candidate's qualifications for Board membership and his or her independence from the Trust's manager and other principal service providers; (iii) periodically reviews the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (iv) reviews Trustee compensation on an annual basis and recommends any appropriate changes to the full Board; (v) oversees the Trust's policies and procedures regarding compliance with corporate governance policies; and (vi) periodically reviews the Board governance procedures of the Trust and recommends any appropriate changes. The nominating committee does not have a stated policy of considering nominees recommended by the Funds' shareholders. During 2001, the nominating committee, composed of the Independent Trustees, Messrs. Bulmer, Lager, Pogue, Hughey, and Muller, met once.

         As of the Record Date, neither the foregoing Trustee nominees individually nor Trustees and officers of the Trust as a whole owned beneficially more than 1% of the outstanding Shares of the Trust or of any series of the Trust.

         The following table sets forth information regarding all compensation paid by the Trust to its Trustees who are nominees for re-election for their services as trustees during the fiscal year ended December 31, 2001. The Trust has no pension or retirement plans.


                               COMPENSATION TABLE

                                                               TOTAL
   NAME AND POSITION         AGGREGATE COMPENSATION     COMPENSATION FROM THE
   WITH THE TRUST                FROM THE TRUST             FUND COMPLEX*
   ------------------------ ------------------------- --------------------------
   Thomas O. Putnam**.....           $0                        $0
   Trustee
   Joseph J. Bulmer.......           $10,500                   $10,500
   Trustee
   Fred Lager.............           $10,000                   $10,000
   Trustee
   C. Richard Pogue ......           $10,000                   $10,000
   Trustee
   David A. Hughey........           $11,000                   $11,000
   Trustee
   Joseph A. Bucci**......           $0                        $0
   Trustee
   James H. Muller .......           $9,400                    $9,400
   Trustee
   --------------------
   * The Fund Complex consists only of the two separate series in the Trust.
   ** Mr. Putnam and Mr. Bucci are each considered to be "interested persons" of the Trust and therefore they are not compensated for their services as Trustees.

                               EXECUTIVE OFFICERS

         The following table sets forth certain information with respect to the executive officers of the Trust:

      NAME, AGE AND POSITION     YEAR OF ELECTION OR      PRINCIPAL OCCUPATION
      WITH THE TRUST                 APPOINTMENT
      --------------------------------------------------------------------------
      Thomas O. Putnam                1986              Chairman and Treasurer
      Age: 57                                           Fenimore Asset
      Chairman of the Board                             Management, Inc.
        and President

      Joseph A. Bucci                                   Controller
      Age: 48                                           Fenimore Asset
      Secretary, Treasurer and                          Management, Inc.
        Trustee                       2000

         The President, Treasurer and the Secretary hold their respective offices until a successor is duly elected and qualified. None of the officers of the Trust receive compensation from the Trust.


INVESTMENT ADVISER

         Fenimore Asset Management, Inc., 111 North Grand Street, Cobleskill, New York 12043 serves as investment adviser to FAM Value Fund and FAM Equity Income Fund.

DISTRIBUTOR AND SHAREHOLDER SERVICING AGENT

         Fenimore Securities, Inc. serves as distributor of the shares of each Fund. In this capacity it receives purchase orders and redemption requests relating to Fund shares. FAM Shareholder Services, Inc. serves as the shareholder servicing agent to each of the Funds pursuant to a Shareholder Services Agreement with the Trust. FAM Shareholder Services, Inc. is located at 111 North Grand Street, Cobleskill, New York 12043 and is an affiliate of Fenimore Asset Management, Inc.

         Thomas O. Putnam, who is a nominee for re-election as a Trustee, is the majority shareholder of Fenimore Asset Management, Inc. and Fenimore Securities, Inc. and the sole shareholder of FAM Shareholder Services, Inc.

         THE TRUSTEES OF THE TRUST RECOMMEND THAT SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES, AND ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.


                                   PROPOSAL 2

                   APPROVAL OF CHANGES IN CERTAIN FUNDAMENTAL
                      INVESTMENT RESTRICTIONS FOR THE TRUST

 .........The Investment Company Act of 1940 requires all mutual funds, including the Trust, to adopt certain investment restrictions as "fundamental" restrictions. Fundamental restrictions may be modified or eliminated only with the approval of the requisite vote of each Fund's outstanding voting securities. Upon the recommendation of management of the Funds, the Trustees have reviewed the Trust's current fundamental investment restrictions and have recommended that several of the fundamental policies be eliminated or amended in order to increase the investment flexibility of the Trust and to simplify and modernize the restrictions to conform with recent changes in the law.

         For example, in 1996, Congress enacted the National Securities Markets Improvement Act of 1996 ("NSMIA"), which preempted state "blue sky" securities regulation of all mutual funds. Since many of the investment restrictions initially adopted by the Trust were imposed by the states, these investment restrictions no longer apply. Additionally, some of the Trust's other investment restrictions are more restrictive than the 1940 Act would require. As a result, certain changes are proposed in order to preserve the ability of the Trust to respond to favorable future legal, regulatory, market or technical changes.

         Each of the investment restrictions proposed to be amended or eliminated, as well as the reason for each proposal, is outlined below.

PROPOSAL 2.A -- INVESTMENT IN COMMODITIES, RESTRICTED SECURITIES AND CERTAIN DEVELOPMENT PROGRAMS To amend the investment restriction that currently provides that each Fund may not:

         Invest in commodities or commodity contracts, restricted securities, mortgages, or in oil, gas, mineral or other exploration or development programs.

If the proposed amendment is approved by the shareholders, the investment restriction would read that each Fund may not:

         Invest in commodities or commodity contracts, except options, futures contracts and options on futures contracts.

         The current restriction prohibits, among other things, the Funds from investing in commodities or commodity contracts. The proposed restriction, while continuing to prohibit the purchase of physical commodities, would permit each Fund to purchase and sell options, futures contracts and options on futures contracts. Such strategies are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors.

         To the extent a Fund invests in these derivative instruments, the Fund will be subject to certain risks. These risks include possible default by the other party to the transaction, illiquidity, and to the extent the Funds' view as to certain market movements is incorrect, the risk that the use of such transactions could result in losses greater than if they had not been used. The use of options may result in losses to a Fund, force the sale or purchase of securities at inopportune times or for prices other than current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The ability of each Fund to engage in futures contracts and options on futures will be subject to applicable rules of the Commodity Futures Trading Commission ("CFTC"). Under current CFTC rules, a Fund would not be permitted to enter into a futures transaction if it would cause the aggregate amount of initial margin deposit and related option premiums for non-hedging purposes to exceed 5% of the value of its assets.

         To the extent that the restriction also prohibits the Funds from investing in restricted securities, mortgages, or in oil, gas, mineral or other exploration or development programs, the Trustees propose that such provisions be eliminated. These restrictions were based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, they are no longer required.

PROPOSAL 2.B -- BORROWING MONEY
         To amend the investment restriction that currently provides that each Fund may not:

         Borrow money, except for temporary purposes, and then only in amounts not to exceed in the aggregate 5% of the market value of its total assets taken at the time of such borrowing.

         If the proposed amendment is approved by the shareholders, the investment restriction would read that each Fund may not:

         Borrow money, except in an amount not to exceed 33 1/3% of the value of the Fund's total assets at the time of borrowing or such other percentage permitted by law.

         The Trust's current restriction on borrowing limits the amount each Fund may borrow to 5% of its assets and only then as a temporary measure. The 1940 Act permits a Fund to borrow up to an amount that has 300% asset coverage, which effectively permits a Fund to borrow up to one-third of its assets measured after the borrowing, plus an additional 5% for temporary purposes. Since the Trust's investment restriction is more restrictive than current law, the proposed change would give the Funds' investment adviser maximum flexibility in managing each Fund's assets.

PROPOSAL 2.C -- INVESTMENTS IN OTHER INVESTMENT COMPANIES
         To eliminate the investment restriction that currently provides that each Fund may not:

         Invest more of its assets than is permitted under regulations in securities of other registered investment companies, which restricts such investments to a limit of 5% of Fund assets in any one registered investment company, and 10% overall in all registered investment companies, in no event to exceed 3% of the outstanding shares of any single registered investment company.

         This restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required. However, each Fund would remain subject to the limitations on investments in other investment companies imposed on all mutual funds under the 1940 Act, which are currently similar to the limitations imposed by the existing restriction.

PROPOSAL 2.D -- INVESTMENTS IN "UNSEASONED" COMPANIES
         To eliminate the investment restriction that currently provides that each Fund may not:

         Invest more than 5% of its total assets at the time of purchase in securities of companies that have been in business or been in continuous operation less than 3 years, including the operations of any predecessor.

         The restriction on investing in companies who have been in business for less than 3 years was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and the Trustees propose that it be eliminated from the Trust's fundamental investment restrictions.

PROPOSAL 2.E -- INVESTMENTS IN SECURITIES WITH NO QUOTED MARKET
         To eliminate the investment restriction that currently provides that each Fund may not:

         Invest or deal in securities which do not have quoted markets.

         The restriction on investing in a security with no quoted market is not a mandatory or required investment restriction. As a result, this restriction is not applicable and the Trustees propose that it be eliminated from the Trust's fundamental investment restrictions. Such securities will be valued in accordance with each Fund's valuation procedures which are overseen by the Board of Trustees.

PROPOSAL 2.F -- MARGIN ACTIVITIES
         To eliminate the investment restriction that currently provides that each Fund may not:

         Maintain margin accounts, will not purchase its investments on credit or margin, and will not leverage its investments, except for normal transaction obligations during settlement periods.

         The restriction on margin activities was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and the Trustees propose that it be eliminated from the Trust's fundamental investment restrictions.

PROPOSAL 2.G -- INVESTMENTS FOR EXERCISING CONTROL OVER THE ISSUER
         To eliminate the investment restriction that currently provides that each Fund may not:

         Make any investment for the purpose of obtaining, exercising or for planning to exercise voting control of subject company.

         The restriction on investing in a security for the purpose of obtaining or exercising control over the issuer was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and the Trustees propose that it be eliminated from the Trust's fundamental investment restrictions.

PROPOSAL 2.H -- SELLING SECURITIES SHORT
         To eliminate the investment restriction that currently provides that each Fund may not:

         Sell securities short.

         The restriction on selling securities short was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and the Trustees propose that it be eliminated from the Trust's fundamental investment restrictions.

PROPOSAL 2.I -- LENDING AND ISSUING SENIOR SECURITIES
         To amend the investment restriction that currently provides that each Fund may not:

         Make loans to others or issue senior securities. For these purposes the purchase of publicly distributed indebtedness of any kind is excluded and not considered to be making a loan.

         If the proposed amendment is approved by the shareholders, the investment restrictions would read that each Fund may not:

         Make loans to others, except that each Fund may lend portfolio securities so long as no such loan is made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets. For these purposes the purchase of publicly distributed indebtedness of any kind is excluded and not considered to be making a loan.

         Issue senior securities, except to the extent permitted by the Investment Company Act of 1940, by SEC exemptive order, or by the SEC staff.

         Currently the Funds are prohibited from making loans and issuing senior securities. The first proposal with regard to this investment restriction is, for clarity purposes, to break apart these restrictions into two separate investment restrictions, with additional amendments to each as further described below.

         The proposal would also amend the restriction on making loans to permit each Fund to engage in securities lending to the extent permitted by SEC policy. The main risk in lending securities, as with other extensions of credit, is the possibility that the borrower may fail to honor its obligations, causing a loss for the Fund. However, the SEC currently permits loans of a mutual fund's securities up to one-third of its assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents. The proposed amendment would allow each Fund to take full advantage of this policy.

         With regard to the prohibition on issuing senior securities, the 1940 Act allows senior securities to be issued in limited circumstances. The proposed language recognizes that the Funds may in the future benefit from issuing senior securities, although they do not presently contemplate issuing such securities, and this amendment preserves the Funds' ability to do so.

         The Trustees have concluded that the proposed amendments to the investment restrictions will benefit each Fund and its shareholders. If any of the proposed amendments to the investment restrictions are not approved, the current investment restrictions will remain unchanged and in effect.

         A fundamental investment restriction may be changed only with the approval of a majority of each Fund's outstanding voting securities. A "majority of outstanding voting securities" of a Fund, as defined in the 1940 Act, and for purposes of these proposals, means the lesser of (a) 67% or more of the shares of a Fund present at the Meeting if the owners of more than 50% of the shares of the Fund entitled to vote at the Meeting are present in person or by proxy, or
(b) more than 50% of outstanding shares of a Fund entitled to vote at the Meeting.

         THE TRUSTEES OF THE TRUST RECOMMEND THAT SHAREHOLDERS VOTE FOR THE ELIMINATION OR AMENDMENT OF CERTAIN INVESTMENT RESTRICTIONS, AND ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.

                                   PROPOSAL 3

                          RATIFICATION OF THE SELECTION
                        OF INDEPENDENT PUBLIC ACCOUNTANTS

         PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, currently serves as independent public accountants for the Trust. In order to comply with certain provisions of the 1940 Act regarding the selection and ratification of a mutual fund's independent public accountants, the Trustees are now seeking shareholder ratification of the Board's previous selection of PricewaterhouseCoopers LLP as independent public accountants for the Trust for the fiscal year ending December 31, 2002.

         Neither PricewaterhouseCoopers LLP nor any of its members have any material direct or indirect financial interest in the Trust. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting but will be available by telephone to respond to questions in the event the need arises.

         The ratification of the selection of PricewaterhouseCoopers LLP requires the affirmative vote of a majority of the votes cast at the Meeting by shareholders of the Trust, which, for purposes of this proposal, .means the lesser of (a) 67% or more of the shares of a Fund present at the Meeting if the owners of more than 50% of the shares of the Fund entitled to vote at the Meeting are present in person or by proxy, or (b) more than 50% of outstanding shares of a Fund entitled to vote at the Meeting.

         THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP, AND ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.

                     FURTHER INFORMATION REGARDING THE TRUST

         The Trustees have fixed the close of business on the Record Date as the date for the determination of shareholders entitled to notice of and to vote at the Meeting. On the Record Date the following shares of beneficial interest (collectively the "Shares" and individually a "Share") of the Trust were outstanding and entitled to vote at the Meeting:

                                                          SHARES
          FUND                                         OUTSTANDING
          ------------------------------------------------------------------
          FAM Value Fund
          FAM Equity Income Fund

         Each whole Share of a fund is entitled to one vote, and each fractional Share is entitled to a proportionate fractional vote, as to any matter on which such Share is entitled to be voted.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

         The following table sets forth certain information as of January __, 2002 for each of the Funds with respect to each person or group known by the Trust to be the beneficial or record owner of more than 5% of any Fund's outstanding voting securities:

                         NAME AND ADDRESS     AMOUNT OF RECORD OR     PERCENT OF
    FUND               OF BENEFICIAL OWNER    BENEFICIAL OWNERSHIP      CLASS
    ----------------------------------------------------------------------------
    FAM Value Fund
    FAM Equity Income
      Fund


                             ADDITIONAL INFORMATION


         With respect to the actions to be taken by the shareholders of the Trust on the matters described in this Proxy Statement, (i) a majority of the outstanding Shares present in person or by proxy at the Meeting shall constitute a quorum; provided that no action required by law or the Trust's Declaration of Trust to be taken by the holders of a designated proportion of Shares may be authorized or taken by a lesser proportion; and (ii) for purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are present but which have not been voted. The Trust will bear all costs associated with the solicitation of proxies from the Trust's Shareholders.

         Any shareholder proposal intended to be presented at any future Meeting of shareholders must be received by the Trust at its principal office a reasonable time before the Trust's solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the Trust's Proxy Statement and form or forms of Proxy relating to such meeting.


                                                   By Order of the Trustees



                                                   JOSEPH A. BUCCI, Secretary



                  , 2002
------------------

PRELIMINARY PROXY MATERIALS -- FOR SEC USE ONLY

                                      PROXY

                         FENIMORE ASSET MANAGEMENT TRUST

                                 FAM VALUE FUND

                             FAM EQUITY INCOME FUND

                         SPECIAL MEETING OF SHAREHOLDERS

                                 March ___, 2002

         The undersigned hereby appoints Joseph Bucci, Monte Thompson and Peter Sweetser, or any one of them, his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of FAM Value Fund or Fenimore Equity Income Fund, as applicable, (the "Funds") held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 2:00 p.m., Eastern Time, on March ___, 2002, at 111 North Grand Street, Cobleskill, New York 12043 and at any adjournment thereof (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUNDS. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES AND FOR PROPOSALS 2 AND 3:



--------------------------------------------- ---------------- -----------------
PROPOSAL 1 :                                                         WITHHOLD
----------- -
TO APPROVE THE ELECTION OF TRUSTEES.                 FOR             AUTHORITY
--------------------------------------------- ---------------- -----------------

TO VOTE FOR ALL NOMINEES CHECK THIS BOX: [ ]

TO WITHHOLD YOUR VOTE FOR A
PARTICULAR NOMINEE(S),
MARK THE BOXES BELOW:
     (1) THOMAS O. PUTNAM                                               [ ]
     (2) JOSEPH J. BULMER                                               [ ]
     (3) FRED "CHICO" LAGER                                             [ ]
     (4) C. RICHARD POGUE                                               [ ]
     (5) DAVID A. HUGHEY                                                [ ]
     (6) JOSEPH A. BUCCI                                                [ ]
     (7) JAMES H. MULLER                                                [ ]
--------------------------------------------- ---------------- -----------------




PROPOSAL 2:                                                                    FOR          AGAINST         ABSTAIN
-----------
TO APPROVE AMENDMENTS TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS.
-------------------------------------------------------------------------- ----------- ---------------- --------------
-------------------------------------------------------------------------- ----------- ---------------- --------------
IF YOU WISH TO VOTE FOR ALL OF THE FOLLOWING PROPOSALS LETTERED (A) TO
(I), CHECK THIS BOX: [ ] [ ]

IF YOU WISH TO VOTE ON THE FOLLOWING PROPOSALS LETTERED (A) TO (I) INDIVIDUALLY,
VOTE BELOW:

   (A)      TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION               [ ]            [ ]             [ ]
            REGARDING INVESTMENTS IN COMMODITIES, COMMODITY
            CONTRACTS, RESTRICTED SECURITIES, MORTGAGES, OR IN OIL,
            GAS, MINERAL OR OTHER DEVELOPMENT
   (B)      TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION
            REGARDING BORROWING MONEY
   (C)      TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION           [ ]            [ ]             [ ]
            REGARDING INVESTMENT COMPANY SECURITIES
   (D)      TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION           [ ]            [ ]             [ ]
            REGARDING INVESTMENT IN COMPANIES THAT HAVE BEEN IN
            BUSINESS FOR LESS THAN 3 YEARS
   (E)      TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION           [ ]            [ ]             [ ]
            REGARDING INVESTMENT IN SECURITIES THAT HAVE NO QUOTED
            MARKET
   (F)      TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION           [ ]            [ ]             [ ]
            REGARDING MARGIN ACTIVITIES

   (G)      TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION           [ ]            [ ]             [ ]
            REGARDING INVESTMENTS FOR CONTROL

   (H)      TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION           [ ]            [ ]             [ ]
            REGARDING SELLING SECURITIES SHORT

   (I)      TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION               [ ]            [ ]             [ ]
            REGARDING LENDING AND ISSUING SENIOR SECURITIES
                                                                          [ ]            [ ]             [ ]
---------------------------------------------------------------------- ----------- ---------------- --------------



-------------------------------------------------------------------------- ----------- ---------------- --------------
PROPOSAL 3:                                                                   FOR          AGAINST         ABSTAIN
---------- -
RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT
PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.
-------------------------------------------------------------------------- ----------- ---------------- --------------
PROPOSAL #4 :
TO RATIFY THE SELECTION OF THE INDEPENDENT  PUBLIC ACCOUNTANTS CHECK THIS
BOX:                                                                          [ ]            [ ]             [ ]
-------------------------------------------------------------------------- ----------- ---------------- --------------




THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE AND FOR PROPOSALS 2 AND 3.


         Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                         Dated _____________________


                         -----------------------------------------------
                         Name of Shareholder(s) -- Please print or type

                         -------------------------------------
                         Signature(s) of Shareholder(s)

                         -------------------------------------
                         Signature(s) of Shareholder(s)


This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

         PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.